UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 17, 2016
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UNITED TECHNOLOGIES CORPORATION
(Exact name of registrant as specified in its charter)
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Delaware	1-812	06-0570975
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
10 Farm Springs Road
Farmington, Connecticut 06032-2568
(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code
(860) 728-7000
N/A
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 - Regulation FD
Item 7.01 Regulation FD Disclosure

In advance of a meeting with investors today, United Technologies Corporation (“UTC” or the “Company”) is announcing the following information.  The Company plans to affirm today its previously announced 2016 expectations for the below:

•	Adjusted earnings per share (EPS) of $6.30 to $6.60 on sales of $56 billion to $58 billion;

•	Organic sales growth of 1% to 3%;

•	Free cash flow in the range of 90 to 100 percent of net income attributable to common shareowners;

•	Share repurchases of $3 billion in 2016, beyond the repurchases that will be completed in 2016 under the previously announced $6 billion accelerated share repurchase program; and

•	A $1 billion to $2 billion placeholder for acquisitions.
       The information contained in this Current Report on Form 8-K is being furnished to the U.S. Securities and Exchange Commission and will not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or incorporated by reference in any filing under the Securities Exchange Act of 1934, as amended, or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Use of Non-GAAP Financial Measures
Adjusted EPS, organic sales and free cash flow are non-GAAP financial measures that are used in UTC’s financial press releases and webcasts. Adjusted EPS reflect continuing operations, excluding restructuring costs and other significant items of a non-recurring and/or non-operational nature (often referred to as “other significant items”). Organic sales represent the total reported consolidated net sales increase/(decrease) within the Company’s ongoing businesses less the impact of (i)foreign currency translation, (ii) acquisitions and divestitures completed in the preceding twelve months and (iii) significant items of a non-recurring and/or non-operational nature. Management believes Adjusted EPS and organic sales are both useful in providing period to period comparisons of the results of the Company’s operational performance.
Free cash flow represents cash flow from operations less capital expenditures. Management believes free cash flow provides a relevant measure of liquidity and a useful basis for assessing UTC’s ability to fund its activities, including the financing of acquisitions, debt service, repurchases of the Company’s common stock and distribution of earnings to shareowners.
When we provide our expectations for Adjusted EPS, organic sales and/or free cash flow on a forward-looking basis, the closest corresponding GAAP measures (expected EPS from continuing operations, expected consolidated net sales and expected cash flow from operations) and a reconciliation of the differences between the non-GAAP expectation and the corresponding GAAP measure generally are not available (except as otherwise indicated) without unreasonable effort due to potentially high variability, complexity and low visibility as to the items that would be excluded from the GAAP measure in the relevant future period. The variability of the excluded items may have a significant, and potentially unpredictable, impact on our future GAAP results.
Adjusted EPS, organic sales and free cash flow should not be considered in isolation or as substitutes for analysis of the Company’s results as reported under GAAP. Other companies may calculate adjusted EPS, organic sales and free cash flow differently than the Company does, limiting the usefulness of those measures for comparisons with such other companies.

Cautionary Statement
This Current Report on Form 8-K includes statements that constitute “forward-looking statements” under the securities laws. Forward-looking statements often contain words such as “believe,” “expect,” “plans,” “project,” “target,” “anticipate,” “will,” “should,” “see,” “guidance,” “confident” and similar terms. Forward-looking statements may include, among other things, statements relating to future and estimated sales, earnings, cash flow, charges, expenditures, share repurchases, acquisitions and divestitures, orders, foreign exchange rate assumptions and other measures of financial performance. All forward-looking statements involve risks, uncertainties and assumptions that may cause actual results to differ materially from those expressed or implied in the forward-looking statements. Risks and uncertainties include, without limitation, the effect of economic conditions in the markets in which we operate, including financial market conditions, fluctuation in commodity prices, interest rates and foreign currency exchange rates; future levels of research and development spending; levels of end market demand in construction and in the aerospace industry; levels of air travel; financial condition of commercial airlines; the impact of government budget and funding decisions on the economy; changes in government procurement priorities and funding; weather conditions and natural disasters; delays and disruption in delivery of materials and services from suppliers; company and customer directed cost reduction efforts and restructuring costs and consequences thereof; the impact of acquisitions, dispositions, joint ventures and similar transactions; the development and production of new products and services; the impact of diversification across product lines, regions and industries; the impact of legal proceedings, investigations and other contingencies; pension plan assumptions and future contributions; the effect of changes in tax, environmental and other laws and regulations and political conditions; and other factors beyond our control. The level and timing of discretionary share repurchases (those outside the company’s current accelerated share repurchase program) depend upon market conditions, the level of other investing activities and uses of cash, and discretionary share repurchases may be suspended at any time. The forward-looking statements speak only as of the date of this press release and we undertake no obligation to update or revise any forward-looking statements as of a later date. For additional information identifying factors that may cause actual results to vary materially from those stated in forward-looking statements, see our reports on Forms 10-K, 10-Q and 8-K filed with the SEC from time to time, including, but not limited to, the information included in UTC's Forms 10-K and 10-Q under the headings “Business,” “Risk Factors,” “Management's Discussion and Analysis of Financial Condition and Results of Operations” and “Legal Proceedings” and in the notes to the financial statements included in UTC's Forms 10-K and 10-Q.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED TECHNOLOGIES CORPORATION
(Registrant)

Date: May 17, 2016	By:	/S/ PETER J. GRABER-LIPPERMAN
Peter J. Graber-Lipperman
Corporate Vice President, Secretary and Associate General Counsel